Exhibit 99.1

NEWS RELEASE

Company Contact:

Neil Stinchcombe, CMO

Cerberus Sentinel

480-500-7294

Neil.Stinchcombe@cerberussentinel.com

Public Relations Contact:

Cathy Morley Foster

Eskenzi PR

925-708-7893

cathy@eskenzipr.com

Investor Relations Contact:

Matt Glover or Alex Kovtun

Gateway Investor Relations

949-574-3860

CISO@gatewayir.com

Cerberus Sentinel completes acquisition of CyberViking

U.S. cybersecurity services firm expands incident response and application security talent

Scottsdale, Ariz. July 6, 2022 – Cerberus Cyber Sentinel Corporation (NASDAQ: CISO), a cybersecurity consulting and managed services firm based in Scottsdale, Ariz., announced that it has completed the acquisition of CyberViking, a cybersecurity company based in Georgia and Oregon. Upon the closing of the transaction, CyberViking became a wholly owned subsidiary of Cerberus Sentinel.

CyberViking founder and cyber lead for the company is Carric Dooley. CyberViking specializes in application security services, incident response and threat hunting, and the creation and management of security operations centers. They have advised many Fortune 100 companies worldwide.

“With the addition of CyberViking, we take a next step in expanding our international reach as well as broadening our expertise for our cybersecurity healthcare and industrial controls systems customers,” said David Jemmett, founder and CEO, Cerberus Sentinel. “Carric is an innovative thinker who is well respected by customers for solving and preparing for challenging cybersecurity threats. The team is the very embodiment of our commitment to a culture of security.”

“We are looking forward to helping shape a global strategy for incident response, as well as driving new capabilities in application security,” said Dooley. “We believe in the development of the cybersecurity community and have actively participated as trainers and presenters at global conferences. Our two organizations share a vision in helping our customers rise above the cybersecurity challenges inherent in threats today and in the future, and to get them to a place where they can concentrate on growing their business.”

About Cerberus Sentinel

Cerberus Sentinel is an industry leader in Managed Cybersecurity and Compliance (MCCP) services with its exclusive MCCP+ managed compliance and cybersecurity services plus culture program. The company is rapidly expanding by acquiring world-class cybersecurity, secured managed services, and compliance companies with top-tier talent that utilize the latest technology to create innovative solutions to protect the most demanding businesses and government organizations against continuing and emerging security threats and compliance obligations.

Safe Harbor Statement

This news release contains certain statements that may be deemed to be forward-looking statements under federal securities laws, and we intend that such forward-looking statements be subject to the safe-harbor created thereby. Such forward-looking statements include, among others, our belief that with the addition of CyberViking, we take a next step in expanding our international reach as well as broadening our expertise for our cybersecurity healthcare and industrial controls systems customers; our belief that Carric Dooley is an innovative thinker who is well respected by customers for solving and preparing for challenging cybersecurity threats; our belief that the CyberViking team is the very embodiment of our commitment to a culture of security; the plan to help shape a global strategy for incident response, as well as drive new capabilities in application security; and our shared vision in helping our customers rise above the cybersecurity challenges inherent in threats today and in the future, and to get them to a place where they can concentrate on growing their business. These statements are often, but not always, made through the use of words or phrases such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “predict,” “plan,” “project,” “continuing,” “ongoing,” “potential,” “opportunity,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar words or phrases. These statements reflect our current views, expectations, and beliefs concerning future events and are subject to substantial risks, uncertainties, and other factors that could cause actual results to differ materially from those reflected by such forward-looking statements. Such factors include, among others, risks related to our ability to raise capital; our ability to increase revenue and cash flow and become profitable; our ability to recruit and retain key talent; our ability to identify and consummate acquisitions; our ability to acquire, attract, and retain clients; and other risks detailed from time to time in the reports filed with the Securities and Exchange Commission, including the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. Except as required by law, we assume no obligation and do not intend to update any forward-looking statements, whether as a result of new information, future developments, or otherwise.